As filed with the Securities and Exchange Commission on February 3, 2006

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21462
Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)
913-981-1020
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2005

Item 1. Report to Stockholders.

Company at a Glance
•	A pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (MLPs) operating energy infrastructure assets

•	Objectives: Yield, Growth, Quality
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs in the market, mostly in industries related to energy, natural resources and real estate.
Investment Objectives: Yield, Growth and Quality
Tortoise Energy invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
Tortoise Energy Investment Versus a Direct Investment in MLPs
Tortoise Energy provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred, with a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation—accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Energy include:
•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•	The ability to access investment grade credit markets to enhance the dividend rate; and
•	Access to direct placements and other investments not available through the public markets.
2005 Dividends

	Amount	Characterization
Paid	per share	for Tax Purposes

March 1, 2005	$0.440	Return of Capital
June 1, 2005	0.445	Return of Capital
September 1, 2005	0.450	Return of Capital
November 30, 2005	0.455	Return of Capital

	$1.790
(Unaudited)

Summary Financial Information

Year Ended November 30	2005

Market value per share	$28.72
Net asset value per share	27.12
Total net assets	404,273,500
Unrealized appreciation of investments (excluding interest rate swap contracts) before deferred taxes	57,338,735
Unrealized appreciation of investments and interest rate swap contracts after deferred taxes	36,586,625
Net investment loss	(2,664,574)
Total realized gain	3,910,013
Total return (based on market value)	13.06%
Net operating expenses before leverage costs and taxes as a percent of average total assets(1)	0.94%
Distributable cash flow as a percent of average net assets(2)	6.64%

(1)	Represents expenses, after fee reimbursement, excluding leverage costs and taxes.

(2)	See Key Financial Data which illustrates the calculation of distributable cash flow.
2005 Annual Report      1

Yield
High current dividends paid to stockholders
January 20, 2006
O u r   F e l l o w   S t o c k h o l d e r s ,
We are pleased to submit the fiscal 2005 annual report for Tortoise Energy Infrastructure Corp. (Tortoise Energy)—our first full year as a public company—and we are pleased to report that we are achieving the investment objective we pioneered upon our IPO in February 2004. We are fully invested and are well on the way to establishing a track record of steady dividend growth. Last year our total return, based on market value, was 13.06 percent. We believe that our steady dividend growth should result in continued attractive total returns for our stockholders.
Yield, Growth and Quality
Tortoise Energy paid dividends totaling $1.79 per common share during fiscal year 2005. For tax purposes, these distributions in 2005 are return of capital. Tortoise Energy delivered attractive distribution growth in fiscal year 2005, raising its dividend each quarter, finishing the year with a $0.455 quarterly dividend, for an annualized dividend rate of $1.82. This compares to the fiscal 2004 fourth quarter annualized dividend rate of $1.72. We have achieved our objective by focusing our investments in companies which pay increasing distributions. This year, ninety percent of our portfolio companies raised their cash distributions, enabling Tortoise Energy to raise its dividend. Our expectation is that long-term dividend growth will be approximately 4 percent on an annual basis.
Tortoise Energy concentrates on the energy infrastructure industry which benefits from an increasing demand from economic and population growth. Revenue growth in the sector results from both volume growth plus some inflation. Several of the companies in our portfolio have set expectations for growth through new project development, affirming to us that they will extend the U.S. energy infrastructure network and further increase potential growth of our dividends.
     (Unaudited)
2     Tortoise Energy Infrastructure Corp.

G r o w t h
An industry with real, hard assets and increasing
demand from economic and population growth
We also seek to maintain a high quality portfolio by selecting well-managed businesses with real, hard assets and stable recurring revenue streams. We seek to reduce risk further by diversifying holdings among issuers, geographies and energy commodities to achieve a stable dividend yield which is attractive when compared to other business models with similar risk characteristics.
Year in Review
The two sub-sectors of the S&P 500 with the best performance in 2005 were the energy and utilities sectors. These sectors provide insight into why MLPs were a solid investment opportunity in 2005, and why MLPs should continue to be a good investment in 2006. The energy sector is characterized increasingly by demand growth with supply struggling to meet demand. Infrastructure is required to keep the commodities flowing from supply to demand points. This is driving energy prices to higher and sustainable levels. The utility market performance resulted from similar strong demand for end-use energy as well as investor appetite for safe yield with modest growth. Utilities have monopoly market positions, and have regulated rates of return. With the restructuring of balance sheets and renewed focus on core capabilities being largely completed, investors are looking to the utility sector for long-term stability. We believe MLPs share many of these characteristics with higher yields and growth prospects. The success of the MLP sector has been driven by the ability of MLPs to continue to increase their quarterly distributions due to organic growth and accretive acquisitions.
(Unaudited)
2005 Annual Report      3

Q u a l i t y
Strategic asset selection of stable recurring revenue
streams by an experienced management team
During the year we participated in several direct placements and public offerings, as well as purchasing stock in the secondary market. One example of how our capital has created value was our participation in a private placement in Crosstex Energy, L.P. (Crosstex). Our investment was used by Crosstex to help fund its pipeline construction to move growing gas production out of the Barnett Shale region in North Texas.
In Conclusion
In 2005, Tortoise Energy established a track record of visible dividend growth by focusing on the fundamental principles that guide us: Yield, Growth and Quality. We look forward to serving you in the coming year and hope to see you at the Annual Stockholders’ Meeting on April 12, 2006. For those unable to attend, please access our webcast of the meeting at www.tortoiseadvisors.com.
Sincerely,
The Managers
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey	Terry Matlack	David J. Schulte
        (Unaudited)
4      Tortoise Energy Infrastructure Corp.

2005 Annual Report      5

7	Key Financial Data

8	Management’s Discussion

12	Business Description

15	Schedule of Investments

17	Statement of Assets & Liabilities

18	Statement of Operations

19	Statement of Changes in Net Assets

20	Statement of Cash Flows

21	Financial Highlights

23	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Company Officers and Directors

31	Additional Information
Code of Ethics
Certification
906 Certification
6       Tortoise Energy Infrastructure Corp.

K e y   F i n a n c i a l   D a t a
(Unaudited)

	2/27–11/30	Year Ended	2005 by Quarter(1)
	2004	11/302005	Q1	Q2	Q3	Q4

Total Distributions Received from Investments
Distributions received from master limited partnerships	$14,305	$36,172	$7,643	$8,546	$9,864	$10,119
Dividends paid in stock	1,597	4,403	1,001	1,051	1,154	1,197
Dividends from common stock	—	95	—	—	—	95
Short-term interest and dividend Income	1,033	1,121	298	347	258	218

Total from investments	16,935	41,791	8,942	9,944	11,276	11,629
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	2,006	4,805	947	1,264	1,294	1,300
Other operating expenses	1,056	1,450	254	4	01	398

	3,062	6,255	1,201	1,665	1,692	1,697

Distributable cash flow before leverage costs and current taxes	13,873	35,536	7,741	8,279	9,584	9,932
Leverage Costs(2)	1,232	7,779	1,278	1,750	2,263	2,488
Current income tax expense	—	214	—	—	—	214

Distributable Cash Flow	$12,641	$27,543	$6,463	$6,529	$7,321	$7,230

Dividends paid on common stock	$12,278	$26,506	$6,487	$6,581	$6,674	$6,764
Payout percentage for period(3)	97.1%	96.2%	100%	101%	91%	94%
Total assets, end of period	518,946	695,978	623,527	671,399	746,797	695,978
Average total assets during period(4)	392,076	663,318	581,668	640,138	713,072	725,506
Leverage (Tortoise Notes and Preferred Stock)	145,000	235,000	145,000	200,000	235,000	235,000
Leverage as a percent of total assets	27.94%	33.77%	23.25%	29.79%	31.47%	33.77%
Unrealized appreciation after deferred taxes, end of period	47,869	84,456	80,622	79,151	108,388	84,456
Net assets, end of period	336,553	404,274	418,339	410,284	432,553	404,274
Average net assets during period(4)	301,784	414,802	388,523	416,695	432,245	421,244
Net asset value per common share	26.53	27.12	28.37	27.75	29.16	27.12
Market value per share	27.06	28.72	29.44	28.33	32.10	28.72
Shares outstanding	12,684	14,906	14,744	14,787	14,832	14,906

Selected Operating Ratios

As a Percent of Average Total Assets(5)	5.67%	6.30%	6.24%	6.16%	6.27%	6.43%
Total distributions received from investments	5.67%	6.30%	6.24%	6.16%	6.27%	6.43%
Operating expenses before leverage costs and current taxes	1.03%	0.94%	0.84%	1.03%	0.94%	0.94%
Distributable cash flow before leverage costs and current taxes	4.65%	5.36%	5.40%	5.13%	5.13%	5.49%
As a Percent of Average Net Assets
Distributable cash flow(5)	5.50%	6.64%	6.75%	6.22%	6.72%	6.88%

(1)	Q1 is the period from December 2004 through February 2005. Q2 is the period from March 2005 through May 2005. Q3 is the period from June 2005 through August 2005. Q4 is the period from September 2005 through November 2005.

(2)	Leverage costs include interest expense, auction agent fee, interest rate swap expenses and preferred dividends.

(3)	Dividends paid as a percentage of Distributable Cash Flow.

(4)	Computed by averaging month-end values within each period.

(5)	Annualized for periods less than a year.
2005 Annual Report      7

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The information contained in this section should be read in conjunction with our Annual Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise Energy is now fully invested in U.S. energy infrastructure MLPs. Our goal is to provide a growing dividend stream to our investors, and when combined with MLP growth prospects, the investment offers the opportunity for an attractive total return. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds as well as taxable accounts.
We invest primarily in MLPs through privately negotiated and public market purchases. MLPs are publicly traded partnerships, whose equity interests are traded in the form of units on public exchanges, such as the NYSE. Our private finance activity principally involves providing financing directly to an MLP through privately negotiated equity investments. Our private financing is generally used to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a privately negotiated financing offers advantages.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
Investment Income
Distributions received from our investments in MLPs generally are comprised of income and return of capital from the MLP. We record investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.
Valuation of Portfolio Investments
We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on sale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.
Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.
     (Unaudited)
8       Tortoise Energy Infrastructure Corp.

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(Continued)
Determining Dividends to Stockholders
Our portfolio has historically generated cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow, which is simply our income from investments less our total operating expenses. The income from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and interest payments. The total operating expenses include current or anticipated operating expenses, current income taxes on our operating income and total leverage costs. Each are summarized for you in the table on page 7 and are discussed in more detail below. We intend to reinvest the after-tax proceeds of sales of investments in order to maintain and grow our dividend rate.
Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow on an annual basis.
Investment Income
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.
We concentrate on MLPs with an increasing demand for services from economic and population growth. We utilize our disciplined investment process to select well-managed businesses with real, hard assets and stable, recurring revenue streams.
Fundamental operating performance in the energy infrastructure sector was strong throughout 2005, despite challenges posed by hurricanes. During the last quarter of 2005, weakness in the broader energy sector and more volatility of oil prices pulled down the value of MLPs along with energy companies, creating, in our view, a great opportunity to invest in growth MLP companies at favorable valuations.
We believe that as the economy grows, more oil and gas will flow through MLP company pipelines, resulting in distribution increases. Economic growth is commonly measured by Gross Domestic Product (GDP), which grew 4.2 percent in 2004 and 4.1 percent through the third quarter of 2005 as reported by the U.S. Department of Commerce’s Bureau of Economic Analysis, and we expect similar growth rates over the long term.
Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to achieve a dividend yield equivalent to a direct investment in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass through. So, over the long term, we believe MLPs will outpace interest rate increases and produce positive returns.
MLP companies grow organically, through acquisitions and increasingly through new project development. More than $1 billion of energy infrastructure assets were sold in the third and fourth quarters of 2005. There were almost $7 billion of MLP equity offerings during the year—$3.5 billion came in the form of follow-on offerings, $1.5 billion came in new IPOs and the remainder in direct placements. This influx of capital strengthened the balance sheets of MLPs and will enable them to complete long-term growth projects. In context, the MLP equity market capitalization was approximately $51 billion at the beginning of the year, increasing to approximately $61 billion by year end.
In our view, these occurrences have set the stage for the current environment which we believe is very healthy and favorable for new investments in the MLP sector and the growth in distributions from our existing investments.
Operating Expenses
Our operating expenses consist of two types of expenses, leverage costs and other operating expenses, primarily the advisory fees. The net operating expenses before leverage costs increased from $3.06 million for the period ended November 30, 2004 to $6.26 million for the year ended 2005. The increase was because fiscal year 2004 did not reflect operations for a full year, and because of the increase in average assets under management, which increased advisory fees. On a percentage basis, net operating expenses before leverage costs were 0.94 percent of average total assets for the year ended 2005 as compared to an annualized ratio of 1.03 percent for the period ended 2004.
     (Unaudited)
2005 Annual Report      9

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(Continued)
Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period as all of our Tortoise Notes have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have now locked-in our cost of capital through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. With no short-term interest rate risk in Tortoise Energy, we now have an all-in weighted average cost of leverage of approximately 4.5 percent. The swaps range in maturity from 2011 to 2020. We believe that locking the cost of leverage for the term of the swap agreements protects us from the impact of increasing short-term interest rates resulting from the use of leverage. For more detailed information regarding our swap arrangements, see the footnotes to our financial statements. In the future, expect any increases in interest expense to be offset by gains in the swap arrangements, and conversely for any decrease in interest expense to be offset by a loss on the swap arrangement, in essence fixing our interest rate costs for the term of the swaps. The amount of unrealized gain reflected represents amounts that may differ for tax purposes. Fiscal year 2005 reflects an increase in all leverage costs due to the increased amounts of leverage outstanding and the full year of operation. Leverage costs increased from $1.2 million in our first eight months of operation to $7.8 million for the year ended November 30, 2005.
November Distributable Cash Flow
From an accounting perspective, we expect to report net investment losses due to the nature of our investments in MLPs, however, as the information in the Key Financial Data reflects, our distributable cash flow is strong. We believe distributable cash flow is the best measure of our dividend paying capacity.
For the year ended 2005, our aggregate distributable cash flow was $27.5 million and we paid dividends in an aggregate of $26.5 million, or 96.2 percent of distributable cash flow. On a per share basis, the fund paid a $0.455 dividend on November 30, 2005, for an annual rate of $1.82. This compares to the fiscal 2004 fourth quarter annual rate of $1.72. With the growth in distributions from the MLPs in which we invest, we expect the dividend to continue to grow at least 4 percent annually.
Taxation of Our Dividends
We invest in partnerships which typically have larger distributions of cash than the accounting and taxable income they generate. Accordingly, the distributions generally include a return of capital component for accounting and tax purposes. Dividends declared and paid by the Company in a year generally may include the distribution of current year taxable income or returns of capital, as further described below.
The taxability of the dividend you receive depends on whether the Company has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares, and then to the common shares. Because most of the distributions we have received from MLPs are not income for tax purposes, we have little taxable income and from that we deduct operating expenses and leverage costs. For 2005, we anticipate a loss for tax purposes even after considering the amount of realized gains. You will receive your 1099 early in 2006. In the case where there are no earnings and profits, as will be the circumstance for 2005, your dividend received is generally a return of capital and would be a reduction in basis, taxed upon your sale of your securities as a capital transaction.
In future periods, however, Tortoise Energy could have earnings and profits and that would make the character of our dividend like any other corporate dividend and taxable at the 15 percent qualified dividend rate. Our dividend would include a taxable component for either of two reasons: first, the tax characterization of the distributions we receive from MLPs could change and become less return of capital and more in the form of income. Second, and more likely, we could sell an MLP investment in which Tortoise Energy has a gain. The unrealized gain we have in the portfolio is reflected in the Statement of Assets and Liabilities. Tortoise Energy’s Investments at Value reflect $689.9 million, and a cost of $554.0 million. The $135.9 million difference is gain that would be recognized if those investments were sold at those values. A sale would give rise to earnings and profits in that period and make the distributions taxable qualified dividends. The amount of unrealized gain reflected represents book amounts and may differ for tax purposes. Note, however, that the Statement of Assets and Liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these two reasons that we only estimate the tax treatment each time we send a dividend, because both of these items are unpredictable until the year is concluded. We currently expect that our estimated annual taxable income for 2006 will be less than 20 percent of our estimated dividend distributions to stockholders in 2006, although the ultimate determination will not be made until January 2007.
     (Unaudited)
10       Tortoise Energy Infrastructure Corp.

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(Continued)
Liquidity and Capital Resources
Tortoise Energy had total assets of $696 million at year end. Our total assets reflect primarily the value of our investments, which are itemized in the schedule of investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid from time to time. During the year, total assets grew from $519 million to $696 million. This growth was the result of several factors. Some of the key factors include $53 million from the net proceeds of an offering of common shares, $89 million from the issuance of Tortoise Notes and MMP Shares, $5.6 million from reinvestment of shares in our dividend reinvestment plan, and $36.6 million from unrealized appreciation of investments. This increase was offset primarily by $28.1 million in dividends paid to preferred and common stockholders.
As a result of the issuance of Tortoise Notes and MMP shares as described above, our total leverage outstanding as of fiscal year end 2005 is $235 million, or 33.8 percent of total assets, which is close to our target for leverage of approximately 33 percent of total assets.
Our leverage strategy involves borrowing at costs that are less than the total return we expect from our MLP asset investments, thereby increasing stockholder value.
While we currently have no plans to do so, we may in the future raise new debt and equity capital from time to time in order to fund investments we believe are beneficial to our stockholders. We have filed a shelf registration statement to allow us to issue new debt or equity capital quickly in the event suitable opportunities are presented.
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2005 Annual Report       11

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November 30, 2005
Tortoise Energy
Tortoise Energy Infrastructure Corp. (Tortoise Energy) commenced operations in February 2004. Tortoise Energy’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. For purposes of Tortoise Energy’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which Tortoise Energy will invest regardless of the tax character of the distributions.
Tortoise Energy seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships (“MLPs”) in the energy infrastructure sector. Similar to the tax characterization of distributions made by MLPs to its unitholders, Tortoise Energy believes that it will have relatively high levels of deferred taxable income associated with dividends paid to its stockholders.
Tortoise Energy is regulated as a non-diversified investment management company, for which Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as the Company’s investment adviser.
Energy Infrastructure Industry
Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Tortoise Energy invests solely in energy infrastructure companies organized in the United States. Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines.
Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.
Master Limited Partnerships
Under normal circumstances, Tortoise Energy invests at least 70 percent of its total assets in equity securities of MLPs that derive at least 90 percent of their income from energy infrastructure operations and are organized as partnerships, thereby eliminating income tax at the entity level.
The MLP has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP.
The general partner normally controls the MLP through a two percent equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and then only converting to common if certain financial tests are met.
As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50 percent of incremental income.
Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
Energy infrastructure MLPs in which Tortoise Energy invests can generally be classified in the following categories:
•	Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline
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12       Tortoise Energy Infrastructure Corp.

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(Continued)
MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.
•	Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (NGLs). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
•	Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately three percent of the household energy needs in the U.S., largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70 percent of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
•	Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the U.S. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal end-users.
Tortoise Energy invests primarily in equity securities of MLPs, which currently consist of the following instruments: common units, convertible subordinated units and I-Shares. Almost all MLP common units and I-Shares in which Tortoise Energy invests are listed and traded on the NYSE, AMEX or NASDAQ. Tortoise Energy also may purchase MLP common units through direct placements. MLP convertible subordinated units are not listed or publicly traded and are typically purchased in directly negotiated transactions with MLP affiliates or institutional holders of such shares.
MLP common unitholders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions (MQD), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units are convertible into common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units do not have arrearage rights.
I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. Tortoise Energy invests in I-Shares only if it has adequate cash to satisfy its distribution targets. Although Tortoise Energy also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the dividends from equity securities of such corporations typically do not meet Tortoise Energy’s investment objective. Tortoise Energy may also invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.
Summary of Investment Policies
Under normal circumstances, Tortoise Energy will invest at least 90 percent of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies, and will invest at least 70 percent of its total assets in equity securities of MLPs.
     (Unaudited)
2005 Annual Report      13

B  u  s  i  n  e  s  s     D  e  s  c  r  i  p  t  i  o  n

(Continued)
Tortoise Energy has adopted the following additional nonfundamental investment policies:
•	Tortoise Energy may invest up to 30 percent of its total assets in restricted securities. Subject to this policy, the Company may invest without limitation in illiquid securities.
•	Tortoise Energy may invest up to 25 percent of total assets in debt securities of energy infrastructure companies, including securities rated below noninvestment grade (commonly referred to as “junk bonds”).
•	Tortoise Energy will not invest more than 10 percent of total assets in any single issuer.
•	Tortoise Energy will not engage in short sales.
Tax Status of Company
Unlike most investment companies, Tortoise Energy is not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, Tortoise Energy is obligated to pay federal and applicable state corporate taxes on its taxable income. Unlike regulated investment companies, Tortoise Energy is not required to distribute substantially all of its income and capital gains. Tortoise Energy invests a substantial portion of its assets in MLPs.
Although the MLPs generate income taxable to Tortoise Energy, the Company expects the MLPs to pay cash distributions in excess of the taxable income reportable by the Company. Similarly, Tortoise Energy expects to distribute cash in excess of its taxable income to its stockholders and intends to distribute substantially all of its distributable cash flow (generally, cash from operations less certain operating expenses and reserves).
Stockholder Tax Features
Stockholders of Tortoise Energy hold stock of a corporation. Shares of stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, stockholders of Tortoise Energy will not recognize an allocable share of Tortoise Energy’s income, gains, losses and deductions. Stockholders recognize income only if Tortoise Energy pays distributions from current or accumulated earnings and profits allocable to the particular shares held by a stockholder. Such distributions will be taxable to a stockholder in the current period as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gains rates. If distributions exceed Tortoise Energy’s allocated current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder’s basis in its stock. To the extent excess distributions exceed a stockholder’s basis, the amount in excess of basis will be taxed as capital gain.
Based on the historical performance of MLPs, Tortoise Energy expects that a significant portion of distributions to holders of stock will constitute a tax-free return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on the MMP Shares, and then to the extent remaining, if any, to pay distributions on common stock. There is no assurance that Tortoise Energy will make regular distributions or that Tortoise Energy’s expectation regarding the tax character of its distributions will be realized. The special tax treatment for qualified dividends is scheduled to expire as of December 31, 2008.
Upon the sale of stock, a stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the stockholder and the stockholder’s federal income tax basis in its stock sold, as adjusted to reflect return(s) of capital. Generally, such capital gain or loss will be long-term capital gain or loss if stock were held as a capital asset for more than one year.
Distributions
Tortoise Energy intends to pay out substantially all of its Distributable Cash Flow (DCF) to stockholders through quarterly distributions. DCF is the amount received by Tortoise Energy as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities owned by Tortoise Energy, less current or anticipated operating expenses, dividends on MMP shares, taxes on Company taxable income, and leverage costs paid by Tortoise Energy. Tortoise Energy’s Board of Directors adopted a policy to target distributions to stockholders in an amount of at least 95 percent of DCF on an annual basis. Distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that Tortoise Energy will continue to make regular distributions.
     (Unaudited)
14       Tortoise Energy Infrastructure Corp.

S c h e d u l e  o f  I n v e s t m e n t s

	November 30, 2005
	Shares	Value

Common Stock—0.9%+

Natural Gas Gathering/Processing—0.9%+
Crosstex Energy, Inc. (Cost $2,280,917)	56,836	$3,715,369

Master Limited Partnerships—166.9%+
Coal—1.2%+
Natural Resource Partners, L.P.	86,400	4,975,776

Crude/Refined Products Pipelines—99.4%+
Buckeye Partners, L.P.	568,802	24,805,455
Enbridge Energy Partners, L.P.	904,000	41,584,000
Holly Energy Partners, L.P.	427,070	16,519,068
Kinder Morgan Management, LLC#	1,436,408	68,803,943
Magellan Midstream Partners, L.P.	1,668,474	53,641,439
Magellan Midstream Partners, L.P.^	521,739	15,568,692
Pacific Energy Partners, L.P.	656,500	19,478,355
Pacific Energy Partners, L.P.^	325,200	9,060,072
Plains All American Pipeline, L.P.	1,247,155	49,536,997
Sunoco Logistics Partners, L.P.	934,625	35,469,019
TEPPCO Partners, L.P.	812,745	29,900,888
Valero, L.P.	709,874	37,268,385

		401,636,313

Natural Gas/Natural Gas Liquid Pipelines—16.1%+
Enterprise GP Holdings, L.P.	71,400	2,463,300
Enterprise Products Partners, L.P.	2,248,940	56,290,968
Northern Border Partners, L.P.	144,600	6,172,974

		64,927,242

Natural Gas Gathering/Processing—33.1%+
Copano Energy, LLC	91,950	3,447,205
Copano Energy, LLC^	531,701	19,534,695
Crosstex Energy L.P.^	160,009	4,957,079
Crosstex Energy L.P.^	108,578	3,449,523
Energy Transfer Partners, L.P.	1,804,600	60,941,342
Hiland Partners, L.P.	36,548	1,450,225
Markwest Energy Partners, L.P.	805,810	37,937,535
Williams Partners, L.P.	59,750	2,011,782

		133,729,386

Shipping—5.1%+
K-Sea Transportation Partners, L.P.	71,300	2,489,083
K-Sea Transportation Partners, L.P.^	500,000	16,245,000
Teekay LNG Partners, L.P.	67,200	1,883,616

		20,617,699

(Continued)
2005 Annual Report     15

S c h e d u l e  o f  I n v e s t m e n t s
(Continued)

	November 30, 2005
	Shares	Value

Propane Distribution—12.0%+
Inergy, L.P.	1,767,979	44,641,470
Inergy, L.P.^	82,655	1,848,992
Inergy Holdings, L.P.	61,761	2,204,868

		48,695,330

Total Master Limited Partnerships (Cost $540,092,473)		674,581,746

	Principal
	Amount	Value

Promissory Notes—1.6%+

Shipping—1.6%+
E.W. Transportation, LLC—Unregistered, 8.56%, Due 3/31/2009 (Cost $6,309,278)^@	$6,379,054	6,309,278

	Shares
Short-Term Investments—1.3%+

First American Government Obligations Money Market Fund—Class Y, 3.67%
(Cost $5,329,456)(1)	5,329,456	5,329,456

Total Investments—170.7%+ (Cost $554,012,124)		689,935,849
Auction Rate Senior Notes—(40.8%)+		(165,000,000)
Interest Rate Swap Contracts—0.7%+
$345,000,000 notional—Unrealized Appreciation, Net(2)		2,902,516
Liabilities in Excess of Other Assets—(13.3%)+		(53,564,865)
Preferred Shares at Redemption Value—(17.3%)+		(70,000,000)

Total Net Assets Applicable to Common Stockholders—100.00%+		$404,273,500

+	Calculated as a percentage of net assets applicable to common stockholders.

^	Fair valued securities represent a total market value of $76,973,331 which represents 19.1% of net assets. These securities are deemed to be restricted; see Note 6 for further disclosure.

#	Security distributions are paid in kind.

@	Security is a variable rate instrument. Interest rate is as of November 30, 2005.

(1)	7-day effective yield.

(2)	See Note 10 for further disclosure.
See Accompanying Notes to the Financial Statements.
16     Tortoise Energy Infrastructure Corp.

S t a t e m e n t  o f  A s s e t s  &   L i a b i l i t i e s

November 30, 2005
Assets
Investments at value (cost $554,012,124)	$689,935,849
Cash	45,422
Receivable for Adviser reimbursement	275,801
Receivable for investments sold	366,959
Interest and dividend receivable	37,763
Unrealized appreciation on interest rate swap contracts	2,902,516
Prepaid expenses and other assets	2,413,455

Total assets	695,977,765

Liabilities
Payable to Adviser	1,139,177
Dividend payable on preferred shares	183,726
Accrued expenses and other liabilities	391,924
Current tax liability	214,261
Deferred tax liability	54,775,177
Auction rate senior notes payable:
Series A, due July 15, 2044	60,000,000
Series B, due July 15, 2044	50,000,000
Series C, due April 10, 2045	55,000,000

Total liabilities	221,704,265

Preferred Shares
$25,000 liquidation value per share applicable to 2,800 outstanding shares (7,500 shares authorized)	70,000,000

Net assets applicable to common stockholders	$404,273,500

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 14,905,515 shares issued and outstanding (100,000,000 shares authorized)	$14,906
Additional paid-in capital	318,834,703
Accumulated net investment loss, net of income tax effect	(2,907,862)
Undistributed realized gain, net of income tax effect	3,875,986
Net unrealized gain on investments and interest rate swap contracts, net of income tax effect	84,455,767

Net assets applicable to common stockholders	$404,273,500

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$27.12

See Accompanying Notes to the Financial Statements.
2005 Annual Report     17

S t a t e m e n t  o f  O p e r a t i o n s

Year Ended
November 30, 2005
Investment Income
Distributions received from master limited partnerships	$36,171,740
Less return of capital on distributions	(30,211,629)

Distribution income from master limited partnerships	5,960,111
Dividends from common stock	95,813
Dividends from money market mutual funds	486,361
Interest	634,686
Total Investment Income	7,176,971

Expenses
Advisory fees	6,339,680
Administrator fees	437,139
Professional fees	405,980
Reports to stockholders	193,624
Directors’ fees	102,170
Custodian fees and expenses	67,768
Fund accounting fees	60,831
Registration fees	46,182
Stock transfer agent fees	14,508
Other expenses	121,917

Total Expenses before Interest Expense and Auction Agent Fees	7,789,799

Interest expense	4,812,145
Auction agent fees	478,051

Total Interest Expense and Auction Agent Fees	5,290,196

Total Expenses	13,079,995

Less expense reimbursement by Adviser	(1,534,870)

Net Expenses	11,545,125

Net Investment Loss, before income taxes	(4,368,154)
Current tax expense	(214,261)
Deferred tax benefit	1,917,841

Total income taxes	1,703,580

Net Investment Loss	(2,664,574)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	7,264,671
Net realized loss on interest rate swap settlements	(854,814)

Net realized gain, before deferred tax expense	6,409,857
Deferred tax expense	(2,499,844)

Net realized gain on investments and interest rate swap settlements	3,910,013
Net unrealized appreciation of investments	57,338,735
Net unrealized appreciation of interest rate swap contracts	3,111,046

Net unrealized gain, before deferred tax expense	60,449,781
Deferred tax expense	(23,863,156)

Net unrealized appreciation of investments and interest rate swap contracts	36,586,625

Net Realized and Unrealized Gain on Investments	40,496,638

Dividends to Preferred Stockholders	(1,639,910)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$36,192,154

See Accompanying Notes to the Financial Statements.
18     Tortoise Energy Infrastructure Corp.

     S t a t e m e n t  o f  C h a n g e s  I n  N e t  A s s e t s

		Period from
		February 27,
		2004(1)
	Year Ended	through
	November 30, 2005	November 30, 2004

Operations
Net investment loss	$(2,664,574)	$(243,288)
Net realized gain (loss) on investments and interest rate swap settlements	3,910,013	(34,027)
Net unrealized appreciation of investments and interest rate swap contracts	36,586,625	47,869,142
Dividends to preferred stockholders	(1,639,910)	(152,568)

Net increase in net assets applicable to common stockholders resulting from operations	36,192,154	47,439,259

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(26,506,341)	(12,278,078)

Total dividends to common stockholders	(26,506,341)	(12,278,078)

Capital Share Transactions
Proceeds from initial public offering of 11,000,000 common shares	—	275,000,000
Proceeds from issuance of 1,600,000 common shares in connection with exercising an overallotment option granted to underwriters of the initial public offering	—	40,000,000
Proceeds from secondary offering of 1,755,027 common shares	47,999,988	—
Proceeds from issuance of 263,254 common shares in connection with exercising an overallotment option granted to underwriters of the secondary offering	7,199,997	—
Underwriting discounts and offering expenses associated with the issuance of common shares	(2,443,688)	(14,705,165)
Underwriting discounts and offering expenses associated with the issuance of preferred shares	(356,815)	(725,000)
Issuance of 203,080 and 61,107 common shares from reinvestment of dividend distributions to stockholders, respectively	5,635,662	1,453,105

Net increase in net assets, applicable to common stockholders, from capital share transactions	58,035,144	301,022,940

Total increase in net assets applicable to common stockholders	67,720,957	336,184,121
Net Assets
Beginning of period	336,552,543	368,422

End of period	$404,273,500	$336,552,543

Accumulated net investment loss, net of deferred tax benefit, at end of period	$(2,907,862)	$(243,288)

(1)	Commencement of Operations.
See Accompanying Notes to the Financial Statements.
2005 Annual Report     19

S t a t e m e n t  o f  C a s h  F l o w s

Year Ended
November 30, 2005
Cash Flows from Operating Activities
Distributions received from master limited partnerships	$36,171,740
Interest and dividend income received	1,183,801
Purchases of long-term investments	(172,064,905)
Proceeds from sale of long-term investments	31,230,812
Purchases of short-term investments	(2,487,089)
Payments for interest rate swap contracts, net	(854,814)
Interest expense paid	(5,349,296)
Operating expenses paid	(6,003,206)

Net cash used in operating activities	(118,172,957)

Cash Flows from Financing Activities
Issuance of common stock	55,199,985
Issuance of preferred stock	35,000,000
Issuance of auction rate senior notes payable	55,000,000
Common and preferred stock issuance costs	(2,632,812)
Debt issuance costs	(804,099)
Dividends paid to preferred stockholders	(1,498,670)
Dividends paid to common stockholders	(26,324,865)

Net cash provided by financing activities	113,939,539

Net increase in cash	(4,233,418)

Cash—beginning of period	4,278,840

Cash—end of period	$45,422

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	36,192,154
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments, net of return of capital adjustments	(141,853,276)
Proceeds from sales of long-term investments	31,230,812
Purchases of short-term investments	(2,487,089)
Deferred income taxes	24,445,159
Net unrealized appreciation on investments and interest rate swap contracts	(60,449,781)
Realized gains on investments and interest rate swap settlements	(6,409,857)
Accretion of discount on investments	(19,327)
Amortization of debt issuance costs	50,730
Dividends to preferred stockholders	1,639,910
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(13,732)
Increase in prepaid expenses and other assets	(523,770)
Increase in payable to Adviser, net of expense reimbursement	290,078
Increase in current tax liability	214,261
Decrease in accrued expenses and other liabilities	(479,229)

Total adjustments	(154,365,111)

Net cash used in operating activities	$(118,172,957)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$5,635,662

See Accompanying Notes to the Financial Statements.
20     Tortoise Energy Infrastructure Corp.

F i n a n c i a l   H i g h l i g h t s

		Period from
		February 27, 2004(1)
	Year Ended	through
	November 30, 2005	November 30, 2004

Per Common Share Data(2)
Net Asset Value, beginning of period	$26.53	$—
Public offering price	—	25.00
Underwriting discounts and offering costs on initial public offering	—	(1.17)
Underwriting discounts and offering costs on issuance of preferred shares	(0.02)	(0.06)
Premiums and underwriting discounts and offering costs on secondary offering(7)	—	—
Income (loss) from Investment Operations:
Net investment loss(8)	(0.16)	(0.03)
Net realized and unrealized gain on investments(8)	2.67	3.77)

Total increase from investment operations	2.51	3.74)

Less Dividends to Preferred Stockholders:
Net investment income	—	—
Return of capital	(0.11)	(0.01)

Total dividends to preferred stockholders	(0.11)	(0.01

Less Dividends to Common Stockholders:
Net investment income	—	—
Return of capital	(1.79)	(0.97)

Total dividends to common stockholders	(1.79)	(0.97)

Net Asset Value, end of period	$27.12	$26.53

Per common share market value, end of period	$28.72	$27.06
Total Investment Return Based on Market Value(3)	13.06%	12.51%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	404,274	336,553
Ratio of expenses (including current and deferred income tax expense) to average net assets before waiver:(4)(6)(9)	9.10%	15.20%
Ratio of expenses (including current and deferred income tax expense) to average net assets after waiver:(4)(6)(9)	8.73%	14.92%
Ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver:(4)(6)(9)	3.15%	2.01%
Ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver:(4)(6)(9)	2.78%	1.73%
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average net assets before waiver:(4)(6)(9)	3.15%	1.90%
(Continued)
2005 Annual Report      21

F i n a n c i a l   H i g h l i g h t s
(Continued)

		Period from
		February 27, 2004(1)
	Year Ended	through
	November 30, 2005	November 30, 2004

Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average net assets after waiver:(4)(6)(9)	2.78%	1.62%
Ratio of net investment loss to average net assets before waiver:(4)(6)(10)	(1.42)%	(0.45)%
Ratio of net investment loss to average net assets after waiver:(4)(6)(10)	(1.05)%	(0.17)%
Ratio of net investment loss to average net assets after current and deferred income tax expense, before waiver:(4)(9)	(7.37)%	(13.37)%
Ratio of net investment loss to average net assets after current and deferred income tax expense, after waiver:(4)(9)	(7.00)%	(13.65)%
Portfolio turnover rate	4.92%	1.39%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$165,000	$110,000
Tortoise Preferred Shares, end of period (000’s)	$70,000	$35,000
Per common share amount of auction rate senior notes outstanding at end of period	$11.07	$8.67
Per common share amount of net assets, excluding auction rate senior notes, at end of period	$38.19	$35.21
Asset coverage, per $1,000 of principal amount of auction rate senior notes
Series A	$3,874	$4,378
Series B	$3,874	$4,378
Series C	$3,874	$—
Asset coverage, per $25,000 liquidation value per share of preferred shares	$169,383	$265,395
Asset coverage ratio of auction rate senior notes(5)	387%	438%
Asset coverage ratio of MMP shares(11)	272%	332%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and MMP shares at the end of the period divided by auction rate senior notes outstanding at the end of the period.

(6)	The expense ratios and net investment ratios do not reflect the effect of dividend payments to preferred stockholders.

(7)	The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ending November 30, 2005.

(8)	The ratios for the period ended November 30, 2004, do not reflect the change in estimate of investment income and return of capital. See note 2.

(9)	The Company accrued $24,659,420 and $30,330,018 for the year ended November 30, 2005 and for the period from February 27, 2004 through November 30, 2004, respectively, in current and deferred income taxes.

(10)	The ratio excludes net deferred income tax benefit on net investment income.

(11)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and MMP shares at the end of the period, divided by the sum of auction rate senior notes and MMP shares outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
22      Tortoise Energy Infrastructure Corp.

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s
November 30, 2005
1. Organization
Tortoise Energy Infrastructure Corp. (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the NYSE under the symbol “TYG.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (MLPs) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions are not known until after the Company’s fiscal year-end.
For the period from February 27, 2004 (commencement of operations) through November 30, 2004, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 18 percent as investment income and approximately 82 percent as return of capital.
2005 Annual Report      23

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s
(Continued)
Subsequent to November 30, 2004, the Company reclassified the amount of investment income and return of capital it recognized based on the 2004 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $2.2 million or $0.15 per share ($1.3 million or $0.09 per share, net of deferred tax benefit), and a corresponding increase in unrealized appreciation of investments for the year ended November 30, 2005. The reclassification is reflected in the accompanying financial statements, and had no impact on the net assets applicable to common stockholders.
D. Dividends to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2004, and the year ended November 30, 2005, the Company’s dividend, for book purposes, was comprised entirely of return of capital as a result of the net investment loss incurred by the Company in each reporting period. For the periods ended November 30, 2004 and 2005, for tax purposes, the Company determined the current dividend to common stockholders is also comprised of 100 percent return of capital.
Dividends to preferred shareholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28 day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Offering costs (excluding underwriter commissions) of $695,476 and $905,165 were charged to additional paid-in capital for the year ended November 30, 2005 and for the period from February 27, 2004 through November 30, 2004, respectively. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding. The amounts of such costs (excluding underwriter commissions) capitalized in the year ended November 30, 2005 and the period from February 27, 2004 through November 30, 2004 were $254,099 and $724,986, respectively.
G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
I. Reclassification
Certain amounts from prior year were reclassified to conform to the current year presentation.
24     Tortoise Energy Infrastructure Corp.

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s
(Continued)
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (Managed Assets), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23 percent of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10 percent of the average monthly Managed Assets of the Company.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300 million of the Company’s Managed Assets, 0.06 percent on the next $500 million of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.
Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100 million of the Company’s Managed Assets and 0.01 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2005 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$6,566,312
Organization costs	63,056
Other	214,261

6,843,629

Deferred tax liabilities:
Unrealized gains on investment securities and interest rate swap contracts	54,142,234
Basis reduction of investment in MLPs	7,476,572

61,618,806

Total net deferred tax liability	$54,775,177

For the year ended November 30, 2005, the components of income tax expense include foreign taxes of $214,261 and deferred federal and state income taxes (net of federal tax benefit) of $21,915,988 and $2,529,171, respectively. As of November 30, 2005, the Company had a net operating loss for federal income tax purposes of approximately
2005 Annual Report      25

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s
(Continued)
$19,171,000. If not utilized, this net operating loss will expire as follows: $2,833,000 and $16,338,000 in the years ending November 30, 2024 and 2025, respectively.
Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes as follows:

Application of statutory income tax rate	$21,872,019
State income taxes, net of federal tax benefit	2,499,659
Other, net	287,742

Total	$24,659,420

At November 30, 2005, the cost basis of investments for federal income tax purposes was $534,841,426 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$155,094,423
Gross unrealized depreciation	—

Net unrealized appreciation	$155,094,423

6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held or principal amount, the acquisition dates, acquisition costs, value per unit of such securities and percent of net assets which the securities comprise.

		Number
		of Units or
		Principal	Acquisition	Acquisition	Value	Percent of
Investment Security		Amount	Date	Cost	Per Unit	Net Assets

K-Sea Transportation Partners, L.P.	Common Units	500,000	6/01/05	$16,080,000	$32.49	4.0%
Magellan Midstream Partners, L.P.	Subordinated Units	521,739	4/13/05	14,999,996	29.84	3.9
Copano Energy, LLC	Common Units	531,701	8/01/05	15,000,089	36.74	4.8
Crosstex Energy, L.P.	Subordinated Units	160,009	6/24/05	5,350,004	30.98	1.2
Crosstex Energy, L.P.	Common Units	108,578	11/01/05	4,000,014	31.77	0.9
Pacific Energy Partners, L.P.	Common Units	325,200	9/30/05	9,824,902	27.86	2.2
Inergy, L.P.	Subordinated Units	82,655	9/14/04– 2/04/05	2,232,123	22.37	0.5
E.W. Transportation, LLC	Promissory Note	$6,379,054	5/03/04	8,569,500	N/A	1.6

				$76,056,625		19.1%

7. Investment Transactions
For the year ended November 30, 2005, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $172,064,905 and $31,230,812 (excluding short-term debt securities and interest rate swaps), respectively.
8. Auction Rate Senior Notes
The Company has issued $60,000,000, $50,000,000, and $55,000,000 aggregate principal amount of auction rate senior notes Series A, Series B, and Series C, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044 for Series A and Series B, and April 10, 2045 for Series C. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
26      Tortoise Energy Infrastructure Corp.

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s
(Continued)
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, and Series C as of November 30, 2005 were 4.30 percent, 4.34 percent, and 4.25 percent, respectively. The weighted average interest rates for Series A and Series B for the year ended November 30, 2005, were 3.40 percent and 3.43 percent, respectively. The weighted average interest rate for Series C for the period from April 11, 2005 through November 30, 2005 was 3.72 percent. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A and Series B, and 7 days for Series C. The Notes will not be listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
9. Preferred Shares
The Company has 7,500 authorized preferred shares, of which 2,800 shares (1,400 MMP Shares and 1,400 MMP II Shares) are currently outstanding. The MMP and MMP II Shares have rights determined by the Board of Directors. The MMP and MMP II Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
Holders of the MMP and MMP II Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates for MMP and MMP II Shares as of November 30, 2005 were 4.37 percent and 4.35 percent, respectively. The weighted average dividend rate for MMP shares for the year ended November 30, 2005, was 3.44 percent. The weighted average dividend rate for MMP II shares for the period from July 11, 2005 through November 30, 2005, was 4.03 percent. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200 percent.
The MMP and MMP II Shares are redeemable in certain circumstances at the option of the Company. The MMP and MMP II Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
The holders of MMP and MMP II Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
2005 Annual Report      27

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s
(Continued)
10. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of November 30, 2005, were as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation/
Counterparty	Date	Amount	The Company	The Company	(Depreciation)

U.S. Bank, N.A.	7/10/2007	$60,000,000	3.54%	1 month U.S. Dollar LIBOR	$1,116,589
U.S. Bank, N.A.*	7/10/2011	60,000,000	4.63%	1 month U.S. Dollar LIBOR	499,536
U.S. Bank, N.A.	7/17/2007	50,000,000	3.56%	1 month U.S. Dollar LIBOR	943,766
U.S. Bank, N.A.*	7/17/2011	50,000,000	4.64%	1 month U.S. Dollar LIBOR	409,492
U.S. Bank, N.A.	5/1/2014	55,000,000	4.54%	1 week U.S. Dollar LIBOR	1,296,705
U.S. Bank, N.A.	11/12/2020	35,000,000	5.20%	1 month U.S. Dollar LIBOR	(667,614)
U.S. Bank, N.A.	11/18/2020	35,000,000	5.21%	1 month U.S. Dollar LIBOR	(695,958)

		$345,000,000			$2,902,516

*	The Company has entered into additional interest rate swap contracts for Series A and Series B notes with settlements commencing on 7/10/2007 and 7/17/2007, respectively.
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
The net realized loss on interest rate swap settlements of $854,814 is derived by summing the interest rate swap expense of $848,850 and the change in interest rate swap expense payable from November 30, 2004 of $5,964.
11. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 14,905,515 shares outstanding at November 30, 2005. Transactions in common shares for the period February 27, 2004 (commencement of operations) to November 30, 2004 and the year ended November 30, 2005, were as follows:

Shares at February 27, 2004	23,047
Shares sold through initial public offering and exercise of overallotment options	12,600,000
Shares issued through reinvestment of dividends	61,107

Shares at November 30, 2004	12,684,154
Shares sold through secondary offering and exercise of overallotment options	2,018,281
Shares issued through reinvestment of dividends	203,080

Shares at November 30, 2005	14,905,515

12. Subsequent Event
On December 9, 2005, the Company’s Board of Directors authorized the Company to file with the SEC one or more shelf registrations to permit the Company to issue, in one or more offerings: (1) Common Stock, including Common Stock issued pursuant to the Company’s Dividend Reinvestment Plan; (2) Preferred Stock; and (3) debt securities of the Company as the Board of Directors or a duly appointed committee shall deem to be in the best interests of the Company.
28      Tortoise Energy Infrastructure Corp.

R e p o r t   o f   I n d e p e n d e n t   R e g i s t e r e d   P u b l i c   A c c o u n t i n g   F i r m
The Board of Directors and Stockholders
Tortoise Energy Infrastructure Corporation
We have audited the accompanying statement of assets and liabilities of Tortoise Energy Infrastructure Corporation (the Company), including the schedule of investments, as of November 30, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company at November 30, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Kansas City, Missouri
January 6, 2006
2005 Annual Report      29

C o m p a n y  O f f i c e r s  A n d  D i r e c t o r s
November 30, 2005

Other Public
	Position(s) Held		Number of	Company
	with Company and		Portfolios in Fund	Directorships
	Length of Time		Complex Overseen	Held by
Name and Age*	Served	Principal Occupation During Past Five Years	by Director	Director

Independent Directors

Conrad S. Ciccotello, 45	Director since 2003	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University since 1999; Director of Graduate Personal Financial Planning Programs, Editor, Financial Services Review since 2001 (an academic journal dedicated to the study of individual financial management). Formerly, faculty member, Pennsylvania State University (1997–1999).	Three	None

John R. Graham, 60	Director since 2003	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CFO, Graham Capital Management, Inc. and Owner of Graham Ventures. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979–2000).	Three	Erie Indemnity Company; Erie Family Life Insurance Co.; Kansas State Bank

Charles E. Heath, 63	Director since 2003	Retired in 1999. Formerly, Chief Investment Officer, General Electric’s Employers Reinsurance Corp. (1989–1999). CFA since 1974.	Three	None

Interested Directors and Officers

H. Kevin Birzer, 46	Director and Chairman of the Board since 2003	Managing Director of the Adviser. Partner/Senior Analyst, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment advisor (1989–present); Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986–1989); Vice President, F. Martin Koenig & Co. (1983–1986).	Three	None

Terry C. Matlack, 49	Director and Chief Financial Officer since 2003	Managing Director of the Adviser. Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001–present); Formerly, President, GreenStreet Capital (1995–2001).	Three	None

David J. Schulte, 44	President and Chief Executive Officer since 2003	Managing Director of the Adviser. Managing Director, KCEP (1993–present).	Three	None

Zachary A. Hamel, 40	Secretary since 2003	Managing Director of the Adviser. Partner/Senior Analyst with Fountain Capital (1997–present).	Three	None

Kenneth P. Malvey, 40	Vice President since 2003, Treasurer since November 2005	Managing Director of the Adviser. Partner/Senior Analyst, Fountain Capital (2002–present); Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996–2002).	Three	None

*	The address of each of these individuals is 10801 Mastin Blvd., Suite 222, Overland Park, Kan. 66210

30 Tortoise Energy Infrastructure Corp.

A d d i t i o n a l  I n f o r m a t i o n
(Unaudited)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Energy Infrastructure Corp. will trade in the public markets and other factors discussed in Tortoise Energy Infrastructure Corp.’s periodic filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2005 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (888) 728-8784; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (888) 728-8784 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
Certification Disclosure
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2005 Annual Report 31

A d d i t i o n a l  I n f o r m a t i o n
(Unaudited) (Continued)
Automatic Dividend Reinvestment Plan
If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Investor Services, L.L.C. (“Computershare”), in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.
On the distribution payment date, if the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent.
There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold.
Stockholders may elect not to participate in the Plan by sending written instructions to Computershare, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to such record date.
Additional information about the Plan may be obtained by writing to Computershare at 2 North LaSalle St., Chicago, Ill. 60602. You may also contact Computershare by phone at (888) 728-8784 or visit their Web site at www.computershare.com.

32 Tortoise Energy Infrastructure Corp.

Office of the Company and of
the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Executive Management of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Energy Infrastructure Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent
ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan St.
Milwaukee, Wis. 53202
CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, Ohio 45202
TRANSFER AGENT
Computershare Investor Services, L.L.C.
2 North LaSalle St.
Chicago, Ill. 60602
(888)728-8784
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(913) 981-1020
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYG
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.
Tortoise Capital Advisors’ Family of Funds

Total Assets
	Ticker/	Targeted	Investor	Investment	as of 11/30/05
Name	Inception Date	Investments	Suitability	Restrictions	($ in millions)

Tortoise Energy	TYG	U.S. Energy Infrastructure,	Retirement Accounts	30% Restricted	$696
	Feb. 2004	More Diversified in MLPs	Pension Plans	10% Issuer-limited
Taxable Accounts

Tortoise Capital	TYY	U.S. Energy Infrastructure,	Retirement Accounts	50% Restricted	$494
	May 2005	More concentrated	Pension Plans	15% Issuer-limited
		More direct placements	Taxable Accounts

Tortoise North America	TYN	Canadian and U.S.	Taxable Accounts	50% Restricted	$152
	Oct. 2005	Energy Infrastructure,		Diversified to meet
		Diversified in Canadian RITs		RIC requirements
and U.S. MLPs

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s President, Chief Executive Officer and Chief Financial Officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for the fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2005	FYE 11/30/2004

Audit Fees	237,000	229,000
Audit-Related Fees	39,000	46,000
Tax Fees	47,000	58,000
All Other Fees	none	none

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent auditors, (ii) the engagement of the independent auditors to provide any non-audit services to the Registrant, (iii) the engagement of the independent auditors to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent auditors. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent auditors for non-audit services of less than $5,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided by the principal accountant, and all non-audit services provided by the principal accountant for the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, that are related to the operation of the Registrant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed by the Registrant’s principal accountant for services to the Registrant and to the Adviser (and any other entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant) for the last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services, and has concluded that the provision of such non-audit services by the principal accountant has not compromised the principal accountant’s independence.

Non-Audit Fees	FYE 11/30/2005	FYE 11/30/2004

Registrant	86,000	104,000
Registrant’s Investment Adviser	none	none

Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad Ciccotello, Mr. John Graham and Mr. Charles Heath.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Tortoise Energy Infrastructure Corporation
1. Introduction
Tortoise Energy Infrastructure Corporation (the “Company”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of the Company and its shareholders. In pursuing this policy, proxies should be voted in a manner that is intended to maximize shareholder value and all conflicts of interests should be resolved exclusively in favor of the Company.
2. Delegation
The Company hereby delegates responsibility for voting proxies for which it is entitled to vote to Tortoise Capital Advisors, LLC (the “Adviser”) and the Adviser hereby accepts such delegation and agrees to vote proxies in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.
3. General
a.	Because of the unique nature of the Master Limited Partnerships (“MLPs”) in which the Company primarily invests, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.
b.	The Chief Executive Officer is responsible for monitoring Company actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.
c.	The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.
d.	All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.
e.	The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).
4. Conflicts of Interest
The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the Managers of the Adviser actually knew or should have known of the conflict. The Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
•	A principal of the Company or any person involved in the proxy decision-making process serves on the Board of the portfolio company.

•	An immediate family member of a principal of the Company or any person involved in the proxy decision-making process serves as a director or executive officer of the portfolio company.
•	The Company, any venture capital fund managed by the Company, or any affiliate holds a significant ownership interest in the portfolio company.
This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to Terry Matlack.
If a material conflict is identified, Company management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.
5. Board Reporting.
a.	The Adviser shall submit a report at the next regularly scheduled meeting, but no less frequently than annually to the Board regarding any issues arising under the Policy, including any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including information about conflicts.
b.	The Adviser shall submit a report at the next regularly scheduled meeting, but no less frequently than annually, identifying any recommended changes in practices.
6. Recordkeeping
The Chief Executive Officer is responsible for maintaining the following records:
•	proxy voting policies and procedures;
•	proxy statements (provided, however, that the Company may rely on the Securities and Exchange Commission’s EDGAR system if the Company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Company with an undertaking to provide a copy of the proxy statement promptly upon request);
•	records of votes cast; and
•	any records prepared by the Company that were material to a proxy voting decision or that memorialized a decision.
Tortoise Capital Advisors, L.L.C.
1. Introduction
     Unless a client is a registered investment company under the Investment Company Act of 1940 or a client requests Tortoise Capital Advisors, L.L.C. (the “Adviser”) to do so in writing,

the Adviser does not vote proxy materials for its clients. In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote. When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting. In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.
     In cases in which the client is a registered investment company under the Investment Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.
2. General
a.	Because of the unique nature of the Master Limited Partnerships (“MLPs”), the Adviser shall evaluate each proxy of an MLP on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Adviser does not believe it is prudent to adopt pre-established voting guidelines.

b.	In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company’s shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company’s shareholders.

c.	The Chief Executive Officer is responsible for monitoring Adviser’s proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.
d.	The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

e.	All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

f.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).
3. Conflicts of Interest
     The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•	The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.
     This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser’s Compliance Officer.
     If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4. Recordkeeping
     The Chief Executive Officer is responsible for maintaining the following records:
•	proxy voting policies and procedures;

•	proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast and abstentions; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
a. Not Applicable
b. None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
			Shares (or Units)	Value) of Shares
	(a)		Purchased as Part	(or Units) that May
	Total Number of	(b)	of Publicly	Yet Be Purchased
	Shares (or Units)	Average Price Paid	Announced Plans or	Under the Plans or
Period	Purchased	per Share (or Unit)	Programs	Programs

Month #1
6/1/05-6/30/05	0	0	0	0

Month #2
7/1/05-7/31/05	0	0	0	0

Month #3
8/1/05-8/31/05	0	0	0	0

Month #4
9/1/05-9/30/05	0	0	0	0

Month #5
10/1/05-10/31/05	0	0	0	0

Month #6
11/1/05-11/30/05	0	0	0	0

Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)*	/s/ David J. Schulte

David J. Schulte, President and Chief Executive Officer

Date January 31, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schulte

David J. Schulte, President and Chief Executive Officer

Date January 31, 2006

By (Signature and Title)*	/s/ Terry C. Matlack

Terry C. Matlack, Chief Financial Officer
Date January 31, 2006

* Print the name and title of each signing officer under his or her signature.